UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2018

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2018, Gregory J. Stevens resigned from the Board of Directors of Diversified Restaurant Holdings, Inc. (the “Company”), including all committees thereof. Mr. Stevens did not resign because of any disagreement with the Company on any matter relating to its operations, policies or practices.

On August 30, 2018, the Board of Directors of the Company appointed Mr. Roger Lipton as a director of the Company.

There are no understandings or arrangements between Mr. Lipton and any other person pursuant to which Mr. Lipton was selected as a director of the Company. Mr. Lipton does not have any family relationship with any director or executive officer of the Company.

Although Mr. Lipton has not yet been appointed to any committee of the Board, it is anticipated that he will serve on the Compensation Committee to replace Mr. Stevens.

In connection with his service as a director, Mr. Lipton will receive the same compensation available to our non-employee directors as described in our proxy statement filed with the Securities and Exchange Commission on April 13, 2018.

A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated here by reference.

Item 8.01 Other Events.
On September 5, 2018, the Company received written notice (the “Compliance Notice”) from The Nasdaq Stock Market (“Nasdaq”) informing the Company that it has regained compliance with Nasdaq Listing Rule 5550(b) (“Rule 5550(b)”).

As previously disclosed, on June 22, 2018, the Company received a notification letter from Nasdaq indicating that, as of June 21, 2018, the Company did not meet the $35 million market value of listed securities (“MVLS”) required for continued listing on The Nasdaq Capital Market pursuant to Rule 5550(b)(2). The Company had 180 calendar days, or until December 19, 2018, to comply with the MVLS requirement.

With the Compliance Notice, Nasdaq informed the Company that it determined that from August 20, 2018 to September 4, 2018 the Company’s MVLS was $35 million or greater and the Company has, therefore, regained compliance with Rule 5550(b)(2).

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.     Description

99.1 Press Release of Diversified Restaurant Holdings, Inc. reporting change on Board of Directors

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	September 6, 2018	By:	/s/ Phyllis A. Knight
		Name:	Phyllis A. Knight
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)